As filed with the Securities and Exchange Commission on January 15, 2016.

Registration No. 333-204940

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

BALL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	35-0160610 (I.R.S. Employer Identification Number)

10 Longs Peak Drive, P.O. Box 5000
Broomfield, Colorado 80021-2510
(303) 469-3131
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Charles E. Baker
Vice President, General Counsel and Corporate Secretary
Ball Corporation
10 Longs Peak Drive, P.O. Box 5000
Broomfield, Colorado 80021-2510
(303) 469-3131
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Charles W. Mulaney, Jr.
Joseph Miron
Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

Approximate date of commencement of proposed sale to the public: Not applicable

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.   ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer (do not check if smaller reporting company)	☐	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
Ball Advanced Aluminum Technologies Corp.*	Delaware	54-1344175
Ball Aerosol and Specialty Container Holding Corporation*	Delaware	06-1094196
Ball Aerosol and Specialty Container Inc.*	Delaware	06-1145011
Ball Aerospace & Technologies Corp.*	Delaware	84-1315001
Ball Asia Services Limited*	Delaware	35-1266192
Ball Container LLC*	Delaware	27-0671085
Ball Corporation*	Nevada	35-1687923
Ball Delaware Holdings, LLC*	Delaware	26-4668418
Ball Glass Containers, Inc.*	Delaware	35-1602255
Ball Global Business Services Corp.*	Delaware	35-2513110
Ball Holdings Corp.*	Delaware	84-1428301
Ball Holdings LLC*	Delaware	27-0670877
Ball Metal Beverage Container Corp.*	Colorado	84-1326644
Ball Metal Container Corporation*	Indiana	35-1779013
Ball Metal Food Container, LLC*	Delaware	22-2414869
Ball Metal Food Container (Oakdale), LLC*	Delaware	84-1534521
Ball Packaging, LLC*	Colorado	84-1326640
Ball Pan-European Holdings, LLC (f/k/a Ball Pan-European Holdings, Inc.) 14270 Ramona Avenue Chino, California 91710 (909) 517-2700	Delaware	33-1022314
Ball Technologies Holdings Corp.*	Colorado	84-1220333
Latas de Aluminio Ball, Inc.*	Delaware	54-1088943
USC May Verpackungen Holding Inc. *	Delaware	36-4335392

*                 Address and telephone number of principal executive offices are the same as those of Ball Corporation, an Indiana corporation.

EXPLANATORY NOTE: DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 is filed by the registrants, and amends the registration statement filed by the registrants on Form S-3 (File No. 333-204940) with the Securities and Exchange Commission on June 15, 2015 (the “Registration Statement”). The registrants have filed this Post-Effective Amendment No. 1 on Form S-3 to deregister all of the securities covered under the Registration Statement that are unsold thereunder as of the date  hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL CORPORATION

By:	/s/ Charles E. Baker
Charles E. Baker
Vice President, General Counsel and Corporate Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Corporation in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Advanced Aluminum Technologies Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL ADVANCED ALUMINUM TECHNOLOGIES CORP.

By:	/s/Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Advanced Aluminum Technologies Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerosol and Specialty Container Holding Corporation, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL AEROSOL AND SPECIALTY CONTAINER HOLDING CORPORATION

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Aerosol and Specialty Container Holding Corporation in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerosol and Specialty Container Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL AEROSOL AND SPECIALTY CONTAINER INC.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Aerosol and Specialty Container Inc. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerospace & Technologies Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL AEROSPACE & TECHNOLOGIES CORP.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Aerospace & Technologies Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Asia Services Limited, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL ASIA SERVICES LIMITED

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Asia Services Limited in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Container LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL CONTAINER LLC

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Container LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Corporation, a Nevada corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL CORPORATION

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Corporation in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Delaware Holdings, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL DELAWARE HOLDINGS, LLC

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Delaware Holdings, LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Glass Containers, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL GLASS CONTAINERS, INC.

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Glass Containers, Inc. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Global Business Services Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL GLOBAL BUSINESS SERVICES CORP.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Global Business Services Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Holdings Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL HOLDINGS CORP.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Holdings Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL HOLDINGS LLC

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Holdings LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Beverage Container Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL METAL BEVERAGE CONTAINER CORP.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Metal Beverage Container Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Container Corporation, an Indiana corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL METAL CONTAINER CORPORATION

By:	/s/ Charles E. Baker
Charles E. Baker
Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Metal Container Corporation in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Food Container, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL METAL FOOD CONTAINER, LLC

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Metal Food Container, LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Food Container (Oakdale), LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL METAL FOOD CONTAINER (OAKDALE), LLC

By:	/s/ Charles E. Baker
Charles E. Baker
Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Metal Food Container (Oakdale), LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Packaging, LLC, a Colorado limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL PACKAGING, LLC

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Packaging, LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Pan-European Holdings, LLC (f/k/a Ball Pan-European Holdings, Inc.), a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL PAN-EUROPEAN HOLDINGS, LLC

By:	/s/ Charles E. Baker
Charles E. Baker
Assistant Secretary

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Pan-European Holdings, LLC in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Technologies Holdings Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

BALL TECHNOLOGIES HOLDINGS CORP.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Ball Technologies Holdings Corp. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Latas de Aluminio Ball, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

LATAS DE ALUMINIO BALL, INC.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Latas de Aluminio Ball, Inc. in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, USC May Verpackungen Holding Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on January 15, 2016.

USC MAY VERPACKUNGEN HOLDING INC.

By:	/s/ Scott C. Morrison
Scott C. Morrison
Vice President

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of USC May Verpackungen Holding Inc. in reliance on Rule 478 of the Securities Act of 1933, as amended.